UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2022
Synalloy Corporation
(Exact name of registrant as specified in its charter)

Delaware		0-19687		57-0426694
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)

4510 Cox Road,	Suite 201,
Richmond,	Virginia			23060
(Address of principal executive offices)				(Zip Code)
		(804)	822-3260
(Registrant's telephone number, including area code)

Inapplicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $1.00 per share	SYNL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
CEO Equity Grant

On March 18, 2022, the Compensation & Long-Term Incentive Committee of the Board of Directors (the “Board”) of Synalloy Corporation ("Synalloy" or the "Company") approved an equity grant to Christopher Hutter, effective March 18, 2022, of (i) 50,000 restricted stock units (“RSUs”) and (ii) 150,000 performance stock units (“PSUs”). The RSUs will vest over two years, with half of such RSUs vesting on March 18, 2023, and the other half vesting on March 18, 2024, subject to continued employment unless provided otherwise under the terms of the Executive Employment Agreement dated October 26, 2020, between the Company and Mr. Hutter (the “Hutter Employment Agreement”) and/or the Company’s Amended and Restated 2015 Stock Awards Plan (the “2015 Awards Plan”). The PSUs will vest based on the 30-day volume weighted average price (“VWAP”) of the Company’s common stock, with 33.3%, 26.7%, 20%, and 20% of such PSUs vesting if the 30-day VWAP equals or exceeds $25.00, $27.50, $30.00, and $35.00, respectively, subject to continued employment unless provided otherwise under the terms of the Hutter Employment Agreement and/or the 2015 Awards Plan. The PSU award will have a term of three (3) years. The grant of RSUs and PSUs was made in connection with the decision of the Board to remove the “interim” designation from the title of Mr. Hutter and approve his position as Chief Executive Officer of the Company.

Director Appointment

On March 18, 2022, the Board, upon the recommendation of the Corporate Governance Committee of the Board, approved a resolution increasing the size of the Board from four to five directors. Concurrently, the Board, upon the recommendation of the Corporate Governance Committee of the Board, unanimously approved the appointment of Aldo Mazzaferro (age 68) as a director of the Company, to serve from March 18, 2022, until the next Annual Meeting of Stockholders or until his successor is duly elected and qualified or until his earlier death, resignation or removal. Mr. Mazzaferro will also serve on the Audit, Compensation and Corporate Governance Committees of the Board.

Mr. Mazzaferro serves as the Managing Partner and Director of Research at Mazzaferro Research, LLC, a steel industry research boutique firm, which he founded in October 2017. Prior to this, he served as the Senior Steel & Metals Research Analyst and a Managing Director during his tenure at Macquarie Capital (USA) Inc., an investment banking company, from 2011 to September 2017. Previously, Mr. Mazzaferro served as a Senior Steel, Metals & Mining Analyst at Burke & Quick Partners LLC, an agency brokerage firm that provides portfolio management, financial planning and advisory services, in 2011, as Chief Financial Officer of Steel Development Company, LLC, a start-up steel company, from 2008 to 2011, and as Vice President in the Global Investment Research Group at The Goldman Sachs Group, Inc. (NYSE:GS), a multinational investment banking and securities firm, from 2000 to 2008. From 1998 to 2000, he served as Portfolio Manager and Analyst at Anvil Capital Management, LLC, a hedge fund focused on steel, metals, capital goods and energy, which he co-founded. Prior to that, he served as a Director and Senior Steel Industry Analyst at Deutsche Morgan Grenfell, Inc., the former securities and investment banking subsidiary of Deutsche Bank AG (NYSE: DB), from 1987 to 1998. From 1985 to 1987, he served as a Research Analyst in the Cyclicals Group at J. & W. Seligman & Co., an investment firm. Mr. Mazzaferro began his career in 1981 as an Equity Research Analyst in the Steel and Industrials Group at Standard & Poor’s Corp., a financial services company.

Mr. Mazzaferro is on the board of directors of Arctic Canadian Diamond Company, Ltd, a privately-held Canadian mining company that supplies premium rough diamond assortments to the global markets, where he chairs the audit committee.

Mr. Mazzaferro is a CFA charterholder. He earned his BA in English from Holy Cross College and an MBA in Finance from Northeastern University.

The Board has determined that Mr. Mazzaferro qualifies as independent in accordance with the listing requirements of the Nasdaq Global Market. There were no arrangements or understandings pursuant to which Mr. Mazzaferro was elected as a director, and there are no related party transactions or arrangements between the Company and Mr. Mazzaferro reportable under Item 404(a) of Regulation S-K.

For his services as an independent director, Mr. Mazzaferro will receive the same fees and compensation as other independent (non-employee) directors of the Company, determined on a pro rata basis. A description of the compensation paid to independent directors of the Company is set forth under the section entitled “Compensation of Non-Employee Directors” in the Company’s 2021 proxy statement filed on April 1, 2021. We also intend to enter into our standard form of indemnification agreement with Mr. Mazzaferro, which will obligate us to indemnify him to the fullest extent permitted by Delaware law.

The Company issued a press release on March 21, 2022, announcing the appointment of Mr. Mazzaferro. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bylaw Amendments

On March 18, 2022, the Board approved and adopted the Amended and Restated Bylaws (as amended and restated, the “Bylaws”) to amend, clarify and update certain corporate procedures and make various technical and conforming changes. The Bylaws were effective immediately and include, among other things, the following changes (the “Bylaws Amendments”):
•updating the advance notice requirements for director nominations and shareholder proposals;
•granting authority to directors to fill any vacancies on the Board for any reason;
•specifying the powers of the Board and the chairman of shareholder meetings over the conduct of such meetings;
•updating the language for electronic communications, including expressly providing that a shareholder meeting may be held solely by means of remote communication;
•amending the voting standard for director elections to provide that any nominee for director who fails to receive an affirmative vote of the majority of the votes cast shall tender his or her resignation, which resignation shall be considered and evaluated by the Board for a determination of whether such tendered resignation will be accepted; and
•updating certain officer definitions.

The complete text of the Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The description of the Bylaws Amendments herein does not purport to be complete and is qualified in its entirety by Exhibit 3.1.

Item 8.01    Other Events

On March 18, 2022, the Board approved a resolution appointing Benjamin Rosenzweig as Executive Chairman of the Board, effective immediately. Mr. Rosenzweig has served as Chairman of the Board since May 2021 and as a member of the Board since July 2020.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Bylaws of Synalloy Corporation, effective March 18, 2022
99.1	Synalloy Corporation Press Release dated March 21, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

Dated: March 21, 2022	By: /s/ Aaron M. Tam
Aaron M. Tam
Chief Financial Officer